Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports Third Quarter 2025 Results

NASHVILLE, Tenn. (November 3, 2025) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a leading lodging real estate investment trust (“REIT”) specializing in group-oriented, destination hotel assets in urban and resort markets, today reported financial results for the three and nine months ended September 30, 2025.

Third Quarter 2025 Highlights and Recent Developments:

●	The Company reported consolidated revenue of $592.5 million, driven by Hospitality segment revenue of $500.9 million and Entertainment segment revenue of $91.6 million.
●	Generated consolidated net income of $34.0 million and consolidated Adjusted EBITDAre of $173.1 million.
●	Booked over 667,000 same-store Hospitality(1) Gross Definite Room Nights for all future periods, at an all-time quarterly record estimated average daily rate (ADR) of $291. The JW Marriott Desert Ridge booked nearly 50,000 Gross Definite Rooms Nights for all future periods, at an estimated ADR of $372.
●	Subsequent to quarter-end, Opry Entertainment Group (OEG) and Luke Combs jointly announced the planned development of a second Category 10 location in the Flamingo Las Vegas Hotel & Casino complex, with frontage on the Las Vegas Strip, expected to open in late 2026.
●	The Company is narrowing the ranges of its full year 2025 outlook, which results in slightly lower midpoints for operating income, Adjusted EBITDAre and Adjusted FFO available to common stockholders and unitholders per diluted share/unit.

Mark Fioravanti, President and Chief Executive Officer of Ryman Hospitality Properties, said, “We were pleased to deliver third quarter results largely in line with our expectations. As anticipated, the uncertainty associated with the new U.S. tariff announcements earlier in the year and the pause in meeting planner decision-making that followed marginally impacted our group business in the third quarter. However, estimated same-store group rooms revenue on the books for the fourth quarter is comparable to the same time last year, and for 2026 it is pacing up nearly 8 percent as compared to estimated group rooms revenue on the books at the same time last year for 2025. Recently completed major capital projects, particularly at Gaylord Rockies, are delivering returns above our underwriting expectations, and meeting planners continue to be enthusiastic about the transformational investments currently underway.”

(1)	Same-store Hospitality includes the JW Marriott Hill Country for all periods presented and excludes the JW Marriott Desert Ridge, which was acquired June 10, 2025.

Third Quarter 2025 Results (as compared to Third Quarter 2024):

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except per share amounts)			%				%
	2025	2024	Change		2025	2024	Change
Total revenue	$592,458	$549,958	7.7%		$1,839,253	$1,691,593	8.7%

Operating income	$88,612	$105,880	(16.3)%		$344,158	$370,332	(7.1)%
Operating income margin	15.0%	19.3%	(4.3)	pts	18.7%	21.9%	(3.2)	pts

Net income	$33,959	$60,398	(43.8)%		$172,848	$207,899	(16.9)%
Net income margin	5.7%	11.0%	(5.3)	pts	9.4%	12.3%	(2.9)	pts

Net income available to common stockholders	$34,886	$59,011	(40.9)%		$169,600	$202,872	(16.4)%
Net income available to common stockholders margin	5.9%	10.7%	(4.8)	pts	9.2%	12.0%	(2.8)	pts
Net income available to common stockholders per diluted share (1)	$0.53	$0.94	(43.6)%		$2.65	$3.25	(18.5)%

Adjusted EBITDAre	$173,073	$174,803	(1.0)%		$570,431	$569,063	0.2%
Adjusted EBITDAre margin	29.2%	31.8%	(2.6)	pts	31.0%	33.6%	(2.6)	pts
Adjusted EBITDAre, excluding noncontrolling interest	$166,368	$168,068	(1.0)%		$546,805	$546,944	(0.0)%
Adjusted EBITDAre, excluding noncontrolling interest margin	28.1%	30.6%	(2.5)	pts	29.7%	32.3%	(2.6)	pts

Funds From Operations (FFO) available to common stockholders and unit holders	$105,138	$116,205	(9.5)%		$365,185	$372,325	(1.9)%
FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.60	$1.86	(14.0)%		$5.72	$5.98	(4.3)%

Adjusted FFO available to common stockholders and unit holders	$106,352	$120,235	(11.5)%		$385,020	$396,361	(2.9)%
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.63	$1.93	(15.5)%		$6.06	$6.39	(5.2)%

(1)	Diluted weighted average common shares for the three and nine months ended September 30, 2025 includes the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended September 30, 2025 and 2024 include 4.2 million and 3.8 million, respectively, and for the nine months ended September 30, 2025 and 2024 include 3.8 million and 3.4 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Note: Consolidated results for the nine months ended September 30, 2024 reflect franchise tax refunds for the 2020 through 2023 tax periods, totaling approximately $9.1 million.

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest, Adjusted EBITDAre, excluding noncontrolling interest margin, FFO available to common stockholders and unit holders, and Adjusted FFO available to common stockholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income and a reconciliation of the non-GAAP financial measures FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders to Net Income, see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Definition,” “Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO Available to Common Stockholders and Unit Holders Definition” and “Supplemental Financial Results” below.

Hospitality Segment

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2025	2024	Change		2025	2024	Change
Hospitality revenue	$500,869	$467,043	7.2%		$1,514,810	$1,447,600	4.6%
Same-store Hospitality revenue (1)	$464,751	$467,043	(0.5)%		$1,473,343	$1,447,600	1.8%

Hospitality operating income	$87,078	$102,781	(15.3)%		$330,807	$356,851	(7.3)%
Hospitality operating income margin	17.4%	22.0%	(4.6)	pts	21.8%	24.7%	(2.9)	pts
Hospitality Adjusted EBITDAre	$156,315	$159,569	(2.0)%		$515,724	$518,777	(0.6)%
Hospitality Adjusted EBITDAre margin	31.2%	34.2%	(3.0)	pts	34.0%	35.8%	(1.8)	pts

Same-store Hospitality operating income (1)	$90,754	$102,781	(11.7)%		$337,066	$356,851	(5.5)%
Same-store Hospitality operating income margin (1)	19.5%	22.0%	(2.5)	pts	22.9%	24.7%	(1.8)	pts
Same-store Hospitality Adjusted EBITDAre (1)	$151,358	$159,569	(5.1)%		$511,349	$518,777	(1.4)%
Same-store Hospitality Adjusted EBITDAre margin (1)	32.6%	34.2%	(1.6)	pts	34.7%	35.8%	(1.1)	pts

Hospitality performance metrics:
Occupancy	66.6%	69.5%	(2.9)	pts	69.8%	70.0%	(0.2)	pts
Average Daily Rate (ADR)	$257.74	$252.42	2.1%		$260.25	$254.72	2.2%
RevPAR	$171.63	$175.37	(2.1)%		$181.60	$178.19	1.9%
Total RevPAR	$440.33	$444.77	(1.0)%		$469.95	$462.87	1.5%

Same-store Hospitality performance metrics: (1)
Occupancy	67.3%	69.5%	(2.2)	pts	70.3%	70.0%	0.3	pts
ADR	$258.04	$252.42	2.2%		$260.52	$254.72	2.3%
RevPAR	$173.71	$175.37	(0.9)%		$183.17	$178.19	2.8%
Total RevPAR	$442.58	$444.77	(0.5)%		$472.83	$462.87	2.2%

Gross definite room nights booked	667,645	611,513	9.2%		1,752,193	1,785,378	(1.9)%
Net definite room nights booked	459,897	477,121	(3.6)%		1,204,951	1,315,138	(8.4)%
Group attrition (as % of contracted block)	16.3%	16.0%	0.3	pts	15.7%	15.3%	0.4	pts
Cancellations ITYFTY (2)	22,920	11,615	97.3%		62,986	38,652	63.0%

(1)	Same-store Hospitality includes the JW Marriott Hill Country for all periods presented and excludes the JW Marriott Desert Ridge, which was acquired June 10, 2025.
(2)	“ITYFTY” represents In The Year For The Year.

Note: Hospitality and same-store Hospitality results for the nine months ended September 30. 2024 reflect franchise tax refunds for the 2020 through 2023 tax periods, totaling approximately $5.6 million.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR and Total RevPAR” below. Property-level results and operating metrics for third quarter 2025 are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliations and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income, and property-level Adjusted EBITDAre to property-level Operating Income for each of the hotel properties.

Third Quarter 2025 Hospitality Segment Highlights

●	The same-store Hospitality portfolio generated third quarter operating income of $90.8 million and Adjusted EBITDAre of $151.4 million; strong corporate group mix in the third quarter of 2024 contributed to challenging year-over-year comparisons.
●	Same-store Hospitality corporate group room nights traveled in the quarter were approximately 20,000 room nights lower than the prior-year quarter. As a result, same-store banquet and AV revenue declined approximately $13.6 million, driven primarily by the group mix shift.
●	As anticipated, macroeconomic uncertainty has resulted in higher group cancellation trends compared to the prior year quarter, particularly for government and government-related groups.
●	Same-store attrition and cancellation fee revenue was approximately $11.6 million, an increase of $3.7 million compared to the prior year quarter.
●	In July 2025, the Company started a rooms renovation at the Gaylord Texan, and in September 2025, the Company completed meeting space renovations at the JW Marriott Desert Ridge.

Gaylord Opryland

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2025	2024	Change		2025	2024	Change
Revenue	$110,078	$122,659	(10.3)%		$336,721	$356,846	(5.6)%

Operating income	$30,683	$36,622	(16.2)%		$95,925	$112,089	(14.4)%
Operating income margin	27.9%	29.9%	(2.0)	pts	28.5%	31.4%	(2.9)	pts
Adjusted EBITDAre	$38,805	$44,815	(13.4)%		$120,663	$136,592	(11.7)%
Adjusted EBITDAre margin	35.3%	36.5%	(1.2)	pts	35.8%	38.3%	(2.5)	pts

Performance metrics:
Occupancy	64.0%	71.8%	(7.8)	pts	68.1%	70.8%	(2.7)	pts
ADR	$268.20	$254.05	5.6%		$258.31	$235.83	9.5%
RevPAR	$171.68	$182.49	(5.9)%		$175.79	$179.66	(2.2)%
Total RevPAR	$414.30	$461.65	(10.3)%		$427.08	$450.95	(5.3)%

Note: Gaylord Opryland results for the nine months ended September 30, 2024 reflect franchise tax refunds for the 2020 through 2023 tax periods, totaling approximately $5.4 million.

Gaylord Palms

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2025	2024	Change		2025	2024	Change
Revenue	$66,745	$68,242	(2.2)%		$228,251	$222,504	2.6%

Operating income	$7,997	$12,323	(35.1)%		$45,450	$50,808	(10.5)%
Operating income margin	12.0%	18.1%	(6.1)	pts	19.9%	22.8%	(2.9)	pts
Adjusted EBITDAre	$17,803	$19,635	(9.3)%		$73,986	$71,867	2.9%
Adjusted EBITDAre margin	26.7%	28.8%	(2.1)	pts	32.4%	32.3%	0.1	pts

Performance metrics:
Occupancy	64.2%	61.0%	3.2	pts	73.0%	66.0%	7.0	pts
ADR	$230.01	$223.10	3.1%		$250.64	$243.86	2.8%
RevPAR	$147.75	$136.09	8.6%		$182.92	$160.98	13.6%
Total RevPAR	$422.29	$431.76	(2.2)%		$486.66	$472.68	3.0%

Gaylord Texan

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2025	2024	Change		2025	2024	Change
Revenue	$74,082	$73,096	1.3%		$242,953	$241,895	0.4%

Operating income	$16,480	$18,697	(11.9)%		$69,177	$71,043	(2.6)%
Operating income margin	22.2%	25.6%	(3.4)	pts	28.5%	29.4%	(0.9)	pts
Adjusted EBITDAre	$22,701	$24,417	(7.0)%		$87,484	$88,398	(1.0)%
Adjusted EBITDAre margin	30.6%	33.4%	(2.8)	pts	36.0%	36.5%	(0.5)	pts

Performance metrics:
Occupancy	67.0%	71.8%	(4.8)	pts	70.7%	74.6%	(3.9)	pts
ADR	$248.99	$247.51	0.6%		$253.19	$246.78	2.6%
RevPAR	$166.86	$177.82	(6.2)%		$178.91	$184.16	(2.9)%
Total RevPAR	$443.90	$437.99	1.3%		$490.59	$486.68	0.8%

Gaylord National

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2025	2024	Change		2025	2024	Change
Revenue	$78,098	$69,751	12.0%		$242,340	$226,394	7.0%

Operating income	$11,340	$8,493	33.5%		$36,632	$36,037	1.7%
Operating income margin	14.5%	12.2%	2.3	pts	15.1%	15.9%	(0.8)	pts
Adjusted EBITDAre	$24,130	$21,260	13.5%		$68,581	$68,000	0.9%
Adjusted EBITDAre margin	30.9%	30.5%	0.4	pts	28.3%	30.0%	(1.7)	pts

Performance metrics:
Occupancy	65.7%	63.5%	2.2	pts	68.6%	66.3%	2.3	pts
ADR	$241.65	$240.73	0.4%		$251.56	$247.47	1.7%
RevPAR	$158.79	$152.98	3.8%		$172.58	$163.98	5.2%
Total RevPAR	$425.30	$379.84	12.0%		$444.74	$413.96	7.4%

Gaylord Rockies

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2025	2024	Change		2025	2024	Change
Revenue	$77,951	$72,658	7.3%		$230,621	$213,316	8.1%

Operating income	$17,156	$16,045	6.9%		$53,777	$49,478	8.7%
Operating income margin	22.0%	22.1%	(0.1)	pts	23.3%	23.2%	0.1	pts
Adjusted EBITDAre	$32,069	$30,520	5.1%		$98,439	$91,932	7.1%
Adjusted EBITDAre margin	41.1%	42.0%	(0.9)	pts	42.7%	43.1%	(0.4)	pts

Performance metrics:
Occupancy	83.6%	80.8%	2.8	pts	78.7%	75.2%	3.5	pts
ADR	$266.03	$259.76	2.4%		$261.20	$253.23	3.1%
RevPAR	$222.36	$209.86	6.0%		$205.69	$190.54	8.0%
Total RevPAR	$564.49	$526.16	7.3%		$562.80	$518.67	8.5%

JW Marriott Hill Country

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)			%				%
	2025	2024	Change		2025	2024	Change
Revenue	$51,615	$54,273	(4.9)%		$173,464	$167,064	3.8%

Operating income	$6,849	$9,976	(31.3)%		$34,948	$34,548	1.2%
Operating income margin	13.3%	18.4%	(5.1)	pts	20.1%	20.7%	(0.6)	pts
Adjusted EBITDAre	$14,786	$17,549	(15.7)%		$58,635	$56,989	2.9%
Adjusted EBITDAre margin	28.6%	32.3%	(3.7)	pts	33.8%	34.1%	(0.3)	pts

Performance metrics:
Occupancy	66.7%	73.8%	(7.1)	pts	70.1%	72.2%	(2.1)	pts
ADR	$337.63	$327.27	3.2%		$334.35	$321.73	3.9%
RevPAR	$225.31	$241.68	(6.8)%		$234.36	$232.14	1.0%
Total RevPAR	$559.92	$588.74	(4.9)%		$634.13	$608.50	4.2%

JW Marriott Desert Ridge(1)

	Three Months Ended	Period Ended
	September 30,	September 30,
($ in thousands, except ADR, RevPAR, and Total RevPAR)
	2025	2025
Revenue	$36,118	$41,467

Operating loss	$(3,676)	$(6,259)
Operating loss margin	(10.2)%	(15.1)%
Adjusted EBITDAre	$4,957	$4,375
Adjusted EBITDAre margin	13.7%	10.6%

Performance metrics:
Occupancy	57.9%	54.4%
ADR	$253.43	$250.08
RevPAR	$146.63	$136.07
Total RevPAR	$413.25	$386.27

(1)	The JW Marriott Desert Ridge was acquired by the Company on June 10, 2025, therefore there are no comparison figures.

Entertainment Segment

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands)			%				%
	2025	2024	Change		2025	2024	Change
Revenue	$91,589	$82,915	10.5%		$324,443	$243,993	33.0%

Operating income	$11,827	$13,050	(9.4)%		$45,638	$44,984	1.5%
Operating income margin	12.9%	15.7%	(2.8)	pts	14.1%	18.4%	(4.3)	pts
Adjusted EBITDAre	$24,738	$22,451	10.2%		$79,585	$73,734	7.9%
Adjusted EBITDAre margin	27.0%	27.1%	(0.1)	pts	24.5%	30.2%	(5.7)	pts

Note: Entertainment results for the nine months ended September 30, 2024 reflect franchise tax refunds for the 2020 through 2023 tax periods, totaling approximately $3.4 million.

Fioravanti continued, “In our Entertainment business, we remain focused on expanding the reach of the Grand Ole Opry brand in connection with its 100-year celebration. In September, the Opry traveled to the Royal Albert Hall in London for the first international performance in its history. International engagement with the Opry brand has exceeded our expectations, which we believe bodes well for future demand for the Opry and Nashville more broadly. In addition, we recently announced the expansion of the Category 10 brand with a second location on the Las Vegas Strip, expected to open in late 2026. Despite increased competitive supply of live entertainment options in downtown Nashville, we continue to see healthy demand and consumer enthusiasm for our iconic brands and venues, underscoring the unique nature of our portfolio.”

Corporate and Other Segment

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
($ in thousands)			%			%
	2025	2024	Change	2025	2024	Change
Operating loss	$(10,293)	$(9,951)	(3.4)%	$(32,287)	$(31,503)	(2.5)%
Adjusted EBITDAre	$(7,980)	$(7,217)	(10.6)%	$(24,878)	$(23,448)	(6.1)%

Note: Corporate and Other results for the nine months ended September 30, 2024 reflect franchise tax refunds for the 2020 through 2023 tax periods, totaling approximately $0.1 million.

Capital Expenditures

In 2025, the Company expects to spend approximately $375 to $425 million on capital expenditures, primarily related to its Hospitality business, which includes approximately $252 million spent through September 30, 2025.

Major ongoing Hospitality projects include:

●	Continuation of the sports bar, pavilion and event lawn development at Gaylord Opryland, which is expected to be completed in April 2026;
●	Continuation of the meeting space expansion at Gaylord Opryland, which is expected to be completed in 2027; and
●	Renovation of the rooms at Gaylord Texan, which began in July 2025 and is expected to be completed by mid-year 2026.

Included in the Company’s capital expenditure estimates are modest investments at the JW Marriott Desert Ridge; accelerated materials purchasing for the anticipated 2026 rooms renovation at the JW Marriott Hill Country; and initial project costs for the development of Category 10 Las Vegas. The Company estimates the total project cost for Category 10 Las Vegas will be approximately $35 million, with the majority of cash spending occurring in 2026.

Disruption

For 2025, the Company affirms its previously stated expectation that the full year impact of construction-related disruption to its same-store Hospitality segment will be 250 to 350 basis points to RevPAR; 200 to 300 basis points to Total RevPAR; and $30 to $35 million to operating income and Adjusted EBITDAre. For the remainder of 2025, construction-related disruption is expected to impact results at Gaylord Texan.

2025 Guidance

The Company is updating its 2025 business performance outlook based on current information as of November 3, 2025. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update or withdraw its full business outlook or any portion thereof at any time for any reason, including due to economic uncertainty and volatility.

Fioravanti concluded, “With much of the year behind us, we are narrowing the range of expectations for our full year 2025 outlook, including modestly lowering the midpoint for the Entertainment segment due to the impact of new supply of live entertainment venues in downtown Nashville. Demand for country music and Nashville-based tourism remains robust, and our iconic brands and experiences continue to resonate with consumers in the United States and abroad.”

	Guidance Range			Prior Guidance Range
(in millions, except per share figures)	For Full Year 2025 (1)			Full Year 2025 (1)			Change to
	Low	High	Midpoint	Low	High	Midpoint	Midpoint
Same-store Hospitality RevPAR growth(2)	1.50%	3.50%	2.50%	1.25%	3.75%	2.50%	-%
Same-store Hospitality Total RevPAR growth(2)	1.00%	3.00%	2.00%	0.75%	3.25%	2.00%	-%

Operating income:
Hospitality (same-store) (2)	$446.0	$456.0	$451.0	$444.0	$458.0	$451.0	$-
JW Marriott Desert Ridge	–	2.0	1.0	–	2.0	1.0	-
Entertainment	64.3	65.3	64.8	65.8	69.8	67.8	(3.0)
Corporate and Other	(48.0)	(47.5)	(47.8)	(48.0)	(47.5)	(47.8)	-
Consolidated operating income	$462.3	$475.8	$469.0	$461.8	$482.3	$472.0	$(3.0)

Adjusted EBITDAre:
Hospitality (same-store) (2)	$680.0	$700.0	$690.0	$675.0	$705.0	$690.0	$-
JW Marriott Desert Ridge	18.0	22.0	20.0	18.0	22.0	20.0	-
Entertainment	110.0	114.0	112.0	110.0	120.0	115.0	(3.0)
Corporate and Other	(36.0)	(34.0)	(35.0)	(36.0)	(34.0)	(35.0)	-
Consolidated Adjusted EBITDAre	$772.0	$802.0	$787.0	$767.0	$813.0	$790.0	$(3.0)

Net income	$227.0	$235.5	$231.3	$225.8	$236.8	$231.3	$-
Net income available to common stockholders	$218.0	$227.5	$222.8	$216.8	$228.8	$222.8	$-

FFO available to common stockholders and unit holders	$490.1	$512.0	$501.1	$485.9	$520.3	$503.1	$(2.0)
Adjusted FFO available to common stockholders and unit holders	$509.5	$538.0	$523.8	$505.0	$546.5	$525.8	$(2.0)

Net income available to common stockholders per diluted share (3)	$3.41	$3.53	$3.47	$3.40	$3.55	$3.47	$-
Adjusted FFO available to common stockholders and unit holders
per diluted share/unit (3)	$8.00	$8.38	$8.19	$7.93	$8.49	$8.21	$(0.02)

Weighted average shares outstanding - diluted (3)	66.2	66.2	66.2	66.2	66.2	66.2	-
Weighted average shares and OP units outstanding - diluted (3)	66.6	66.6	66.6	66.6	66.6	66.6	-

(1)	Includes the JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Same-store Hospitality includes the JW Marriott Hill Country and excludes the JW Marriott Desert Ridge, which was acquired June 10, 2025.
(3)	Includes shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option, and the impact of approximately 3.0 million additional shares issued on May 21, 2025.

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income, segment-level Adjusted EBITDAre to segment-level Operating Income, and FFO and Adjusted FFO available to common stockholders and unitholders to Net Income available to common stockholders, see “Reconciliation of Forward-Looking Statements.”

Dividend Update

On October 15, 2025, the Company paid the previously announced quarterly cash dividend of $1.15 per common share, which was paid to stockholders of record as of September 30, 2025.

The Company’s dividend policy provides that it will distribute minimum dividends of 100% of REIT taxable income annually. Future dividends are subject to the Board’s future determinations as to amount and timing.

Balance Sheet/Liquidity Update

As of September 30, 2025, the Company had unrestricted cash of $483.3 million and total debt outstanding of $3,976.0 million, net of unamortized deferred financing costs. As of September 30, 2025, there were no amounts drawn under the Company’s revolving credit facility or OEG’s revolving credit facility, which left $780.0 million of aggregate borrowing availability under the Company’s revolving credit facility and OEG’s revolving credit facility.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, November 4, at 10:00 a.m. ET. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations/News & Events/Events & Presentation) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and entertainment experiences. The Company’s holdings include Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, five of the top seven largest non-gaming convention center hotels in the United States based on total indoor meeting space. The Company also owns the JW Marriott Phoenix Desert Ridge Resort & Spa and JW Marriott San Antonio Hill Country Resort & Spa as well as two ancillary hotels adjacent to our Gaylord Hotels properties. The Company’s hotel portfolio is managed by Marriott International and includes a combined total of 12,364 rooms as well as more than 3 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns an approximate 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry; Ryman Auditorium; WSM 650 AM; Ole Red; Category 10; Nashville-area attractions; Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at the Moody Theater, located in downtown Austin, Texas; and a majority interest in Southern Entertainment, a leading festival and events business. RHP operates OEG as its Entertainment segment in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expected cash dividend, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the effects of inflation and changes in international, national, regional and local economic and market conditions (such as the imposition of trade barriers or other changes in trade policy) on the Company’s business, including the effects on costs of labor and supplies and effects on group customers at the Company’s hotels and customers in OEG’s businesses, the Company’s ability to remain qualified as a REIT, the Company’s ability to execute our strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, future board determinations regarding the timing and amount of dividends and changes to the dividend policy, the Company’s ability to borrow funds pursuant to its credit agreements and to refinance indebtedness and/or to successfully amend the agreements governing its indebtedness in the future, changes in interest rates, the Company’s integration of the JW Marriott Desert Ridge, the Company’s ability to identify and capitalize on additional value creation opportunities at the JW Marriott Desert Ridge and the occurrence of any event, change or other circumstance that could limit the Company’s ability to capitalize on any additional value creation opportunities it identifies at the JW Marriott Desert Ridge. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent filings. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent Annual Report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR and Total RevPAR

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate net income available to common stockholders margin by dividing GAAP consolidated net income available to common stockholders by GAAP consolidated total revenue. We calculate consolidated, segment or property-level operating income margin by dividing consolidated, segment or property-level GAAP operating income by consolidated, segment or property-level GAAP revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property of the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

●	preopening costs;
●	non-cash lease expense;
●	equity-based compensation expense;
●	impairment charges that do not meet the NAREIT definition above;
●	credit losses on held-to-maturity securities;
●	transaction costs of acquisitions;
●	interest income on bonds;
●	loss on extinguishment of debt;
●	pension settlement charges;
●	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and
●	any other adjustments we have identified herein.

We then exclude the pro rata share of Adjusted EBITDAre related to noncontrolling interests to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP financial measures, when combined with the primary GAAP presentation of net income or operating income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest by GAAP consolidated total revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest and GAAP consolidated total revenue or segment or property-level GAAP revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO Available to Common Stockholders and Unit Holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as net income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments from unconsolidated joint ventures.

To calculate Adjusted FFO available to common stockholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

●	right-of-use asset amortization;
●	impairment charges that do not meet the NAREIT definition above;
●	write-offs of deferred financing costs;
●	amortization of debt discounts or premiums and amortization of deferred financing costs;
●	loss on extinguishment of debt;
●	non-cash lease expense;
●	credit loss on held-to-maturity securities;
●	pension settlement charges;

●	additional pro rata adjustments from unconsolidated joint ventures;
●	(gains) losses on other assets;
●	transaction costs of acquisitions;
●	deferred income tax expense (benefit); and
●	any other adjustments we have identified herein.

FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders exclude the ownership portion of the joint ventures not controlled or owned by the Company.

We present Adjusted FFO available to common stockholders and unit holders per diluted share/unit as a non-GAAP measure of our performance in addition to net income available to common stockholders per diluted share (calculated in accordance with GAAP). We calculate Adjusted FFO available to common stockholders and unit holders per diluted share/unit as Adjusted FFO (defined as set forth above) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of diluted shares and units outstanding during such period.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our net income, operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as net income, operating income, or cash flow from operations.

Investor Relations Contacts:

Mark Fioravanti, President and Chief Executive Officer

(615) 316-6588

mfioravanti@rymanhp.com

Jennifer Hutcheson, Chief Financial Officer

(615) 316-6320

jhutcheson@rymanhp.com

Sarah Martin, Vice President, Investor Relations

(615) 316-6011

sarah.martin@rymanhp.com

Media Contact: Shannon Sullivan, Vice President, Corporate and Brand Communications (615) 316-6725 ssullivan@rymanhp.com

Ryman Hospitality Properties, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

Unaudited

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Revenues:
Rooms	$195,227	$184,154	$585,359	$557,284
Food and beverage	233,674	224,835	737,328	719,304
Other hotel revenue	71,968	58,054	192,123	171,012
Entertainment	91,589	82,915	324,443	243,993
Total revenues	592,458	549,958	1,839,253	1,691,593

Operating expenses:
Rooms	48,668	45,129	142,195	134,292
Food and beverage	139,961	127,040	414,252	387,588
Other hotel expenses	144,882	123,716	399,394	360,298
Management fees, net	16,551	16,889	52,930	56,300
Total hotel operating expenses	350,062	312,774	1,008,771	938,478
Entertainment	67,935	61,659	248,081	173,806
Corporate	10,062	9,724	31,591	31,080
Preopening costs	1,289	870	1,474	3,361
(Gain) loss on sale of assets	1,296	–	1,296	(270)
Depreciation and amortization	73,202	59,051	203,882	174,806
Total operating expenses	503,846	444,078	1,495,095	1,321,261

Operating income	88,612	105,880	344,158	370,332

Interest expense, net of amounts capitalized	(64,873)	(54,546)	(177,690)	(171,566)
Interest income	4,836	7,219	15,878	21,805
Loss on extinguishment of debt	(380)	–	(2,922)	(2,319)
Income (loss) from unconsolidated joint ventures	(37)	9	(66)	224
Other gains and (losses), net	2,168	2,758	1,864	3,075
Income before income taxes	30,326	61,320	181,222	221,551
(Provision) benefit for income taxes	3,633	(922)	(8,374)	(13,652)
Net income	33,959	60,398	172,848	207,899

Net income attributable to noncontrolling interest in OEG	(987)	(997)	(3,792)	(3,688)
Net (income) loss attributable to other noncontrolling interests	1,914	(390)	544	(1,339)
Net income available to common stockholders	$34,886	$59,011	$169,600	$202,872

Basic income per share available to common stockholders(1)	$0.55	$0.99	$2.76	$3.39
Diluted income per share available to common stockholders(1)	$0.53	$0.94	$2.65	$3.25

Weighted average common shares for the period:
Basic(1)	63,000	59,900	61,435	59,845
Diluted(1)	67,335	63,901	65,463	63,535

(1)	Basic and diluted weighted average common shares for the three and nine months ended September 30, 2025 include the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended September 30, 2025 and 2024 include 4.2 million and 3.8 million, respectively, and the nine months ended September 30, 2025 and 2024 include 3.8 million and 3.4 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Unaudited

(In thousands)

	September 30,	December 31,
	2025	2024
ASSETS:
Property and equipment, net of accumulated depreciation	$4,932,998	$4,124,382
Cash and cash equivalents - unrestricted	483,330	477,694
Cash and cash equivalents - restricted	33,225	98,534
Notes receivable, net	52,425	57,801
Trade receivables, net	111,147	94,184
Deferred income tax assets, net	65,019	70,511
Prepaid expenses and other assets	227,733	178,091
Intangible assets and goodwill, net	290,768	116,376
Total assets	$6,196,645	$5,217,573

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$3,976,019	$3,378,396
Accounts payable and accrued liabilities	540,790	466,571
Dividends payable	75,045	71,444
Deferred management rights proceeds	164,203	164,658
Operating lease liabilities	157,912	135,117
Other liabilities	72,546	66,805
Noncontrolling interest in OEG	411,989	381,945
Total equity	798,141	552,637
Total liabilities and equity	$6,196,645	$5,217,573

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Adjusted EBITDAre Reconciliation

Unaudited

(In thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2025		2024		2025		2024
	$	Margin	$	Margin	$	Margin	$	Margin
Consolidated:
Revenue	$592,458		$549,958		$1,839,253		$1,691,593
Net income	$33,959	5.7%	$60,398	11.0%	$172,848	9.4%	$207,899	12.3%
Interest expense, net	60,037		47,327		161,812		149,761
Provision (benefit) for income taxes	(3,633)		922		8,374		13,652
Depreciation and amortization	73,202		59,051		203,882		174,806
(Gain) loss on sale of assets	1,296		–		1,296		(270)
Pro rata EBITDAre from unconsolidated joint ventures	(1)		1		1		5
EBITDAre	164,860	27.8%	167,699	30.5%	548,213	29.8%	545,853	32.3%
Preopening costs	1,289		870		1,474		3,361
Non-cash lease expense	1,219		1,046		3,053		2,904
Equity-based compensation expense	3,660		3,479		10,777		10,724
Pension settlement charge	640		597		640		597
Interest income on Gaylord National bonds	1,025		1,113		3,252		3,503
Loss on extinguishment of debt	380		–		2,922		2,319
Transaction costs of acquisitions	–		–		100		–
Pro rata adjusted EBITDAre from unconsolidated joint ventures	–		(1)		–		(198)
Adjusted EBITDAre	173,073	29.2%	174,803	31.8%	570,431	31.0%	569,063	33.6%
Adjusted EBITDAre of noncontrolling interest	(6,705)		(6,735)		(23,626)		(22,119)
Adjusted EBITDAre, excluding noncontrolling interest	$166,368	28.1%	$168,068	30.6%	$546,805	29.7%	$546,944	32.3%

Hospitality segment:
Revenue	$500,869		$467,043		$1,514,810		$1,447,600
Operating income	$87,078	17.4%	$102,781	22.0%	$330,807	21.8%	$356,851	24.7%
Depreciation and amortization	63,729		51,488		175,232		152,271
Non-cash lease expense	1,184		984		3,134		2,949
Interest income on Gaylord National bonds	1,025		1,113		3,252		3,503
Other gains and (losses), net	3,299		3,203		3,299		3,203
Adjusted EBITDAre	$156,315	31.2%	$159,569	34.2%	$515,724	34.0%	$518,777	35.8%

Same-store Hospitality segment: (1)
Revenue	$464,751		$467,043		$1,473,343		$1,447,600
Operating income	$90,754	19.5%	$102,781	22.0%	$337,066	22.9%	$356,851	24.7%
Depreciation and amortization	55,335		51,488		164,895		152,271
Non-cash lease expense	945		984		2,837		2,949
Interest income on Gaylord National bonds	1,025		1,113		3,252		3,503
Other gains and (losses), net	3,299		3,203		3,299		3,203
Adjusted EBITDAre	$151,358	32.6%	$159,569	34.2%	$511,349	34.7%	$518,777	35.8%

Entertainment segment:
Revenue	$91,589		$82,915		$324,443		$243,993
Operating income	$11,827	12.9%	$13,050	15.7%	$45,638	14.1%	$44,984	18.4%
Depreciation and amortization	9,242		7,336		27,954		21,842
Preopening costs	1,289		870		1,474		3,361
Non-cash lease (revenue) expense	35		62		(81)		(45)
Equity-based compensation	1,087		989		3,135		2,882
Loss on sale of assets	1,296		–		1,296		–
Other gains and (losses), net	–		135		136		680
Transaction costs of acquisitions	–		–		100		–
Pro rata adjusted EBITDAre from unconsolidated joint ventures	(38)		9		(67)		30
Adjusted EBITDAre	$24,738	27.0%	$22,451	27.1%	$79,585	24.5%	$73,734	30.2%

Corporate and Other segment:
Operating loss	$(10,293)		$(9,951)		$(32,287)		$(31,503)
Depreciation and amortization	231		227		696		693
Other gains and (losses), net	(1,131)		(580)		(1,569)		(807)
Equity-based compensation	2,573		2,490		7,642		7,842
Gain on sale of assets	–		–		–		(270)
Pension settlement charge	640		597		640		597
Adjusted EBITDAre	$(7,980)		$(7,217)		$(24,878)		$(23,448)

(1)	Same-store Hospitality includes the JW Marriott Hill Country for all periods presented and excludes the JW Marriott Desert Ridge, which was acquired June 10, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Funds From Operations (“FFO”) and Adjusted FFO Reconciliation

Unaudited

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Net income available to common stockholders	$34,886	$59,011	$169,600	$202,872
Noncontrolling interest in OP Units	218	390	1,092	1,339
Net income available to common stockholders and unit holders	35,104	59,401	170,692	204,211
Depreciation and amortization	73,053	59,004	203,635	174,664
Adjustments for noncontrolling interest	(3,019)	(2,201)	(9,142)	(6,553)
Pro rata adjustments from joint ventures	–	1	–	3
FFO available to common stockholders and unit holders	105,138	116,205	365,185	372,325

Right-of-use asset amortization	149	47	247	142
Non-cash lease expense	1,219	1,046	3,053	2,904
Pension settlement charge	640	597	640	597
Pro rata adjustments from joint ventures	–	(1)	–	(198)
(Gain) loss on other assets	1,296	–	1,296	(270)
Amortization of deferred financing costs	3,155	2,647	8,762	7,995
Amortization of debt discounts and premiums	387	545	1,375	1,852
Loss on extinguishment of debt	380	–	2,922	2,319
Adjustments for noncontrolling interest	(1,621)	(902)	(3,639)	(2,020)
Transaction costs of acquisitions	–	–	100	–
Deferred tax provision (benefit)	(4,391)	51	5,079	10,715
Adjusted FFO available to common stockholders and unit holders	$106,352	$120,235	$385,020	$396,361

Basic net income per share(1)	$0.55	$0.99	$2.76	$3.39
Diluted net income per share(1)	$0.53	$0.94	$2.65	$3.25

FFO available to common stockholders and unit holders per basic share/unit(1)	$1.66	$1.93	$5.91	$6.18
Adjusted FFO available to common stockholders and unit holders per basic share/unit(1)	$1.68	$1.99	$6.23	$6.58

FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.60	$1.86	$5.72	$5.98
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.63	$1.93	$6.06	$6.39

Weighted average common shares and OP units for the period:
Basic(1)	63,395	60,295	61,830	60,240
Diluted (1)	67,730	64,296	65,858	63,930

(1)	Basic and diluted weighted average common shares for the three and nine months ended September 30, 2025 include the impact of approximately 3.0 million additional shares issued on May 21, 2025. Diluted weighted average common shares for the three months ended September 30, 2025 and 2024 include 4.2 million and 3.8 million, respectively, and for the nine months ended September 30, 2025 and 2024 include 3.8 million and 3.4 million, respectively, in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

(In thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2025		2024		2025		2024
	$	Margin	$	Margin	$	Margin	$	Margin
Hospitality segment:
Revenue	$500,869		$467,043		$1,514,810		$1,447,600
Operating income	$87,078	17.4%	$102,781	22.0%	$330,807	21.8%	$356,851	24.7%
Depreciation and amortization	63,729		51,488		175,232		152,271
Non-cash lease expense	1,184		984		3,134		2,949
Interest income on Gaylord National bonds	1,025		1,113		3,252		3,503
Other gains and (losses), net	3,299		3,203		3,299		3,203
Adjusted EBITDAre	$156,315	31.2%	$159,569	34.2%	$515,724	34.0%	$518,777	35.8%

Performance metrics:
Occupancy	66.6%		69.5%		69.8%		70.0%
ADR	$257.74		$252.42		$260.25		$254.72
RevPAR	$171.63		$175.37		$181.60		$178.19
OtherPAR	$268.70		$269.40		$288.35		$284.68
Total RevPAR	$440.33		$444.77		$469.95		$462.87

Same-store Hospitality segment: (1)
Revenue	$464,751		$467,043		$1,473,343		$1,447,600
Operating income	$90,754	19.5%	$102,781	22.0%	$337,066	22.9%	$356,851	24.7%
Depreciation and amortization	55,335		51,488		164,895		152,271
Non-cash lease expense	945		984		2,837		2,949
Interest income on Gaylord National bonds	1,025		1,113		3,252		3,503
Other gains and (losses), net	3,299		3,203		3,299		3,203
Adjusted EBITDAre	$151,358	32.6%	$159,569	34.2%	$511,349	34.7%	$518,777	35.8%

Performance metrics:
Occupancy	67.3%		69.5%		70.3%		70.0%
ADR	$258.04		$252.42		$260.52		$254.72
RevPAR	$173.71		$175.37		$183.17		$178.19
OtherPAR	$268.87		$269.40		$289.66		$284.68
Total RevPAR	$442.58		$444.77		$472.83		$462.87

Gaylord Opryland:
Revenue	$110,078		$122,659		$336,721		$356,846
Operating income	$30,683	27.9%	$36,622	29.9%	$95,925	28.5%	$112,089	31.4%
Depreciation and amortization	8,132		8,203		24,767		24,535
Non-cash lease revenue	(10)		(10)		(29)		(32)
Adjusted EBITDAre	$38,805	35.3%	$44,815	36.5%	$120,663	35.8%	$136,592	38.3%

Performance metrics:
Occupancy	64.0%		71.8%		68.1%		70.8%
ADR	$268.20		$254.05		$258.31		$235.83
RevPAR	$171.68		$182.49		$175.79		$179.66
OtherPAR	$242.62		$279.16		$251.29		$271.29
Total RevPAR	$414.30		$461.65		$427.08		$450.95

Gaylord Palms:
Revenue	$66,745		$68,242		$228,251		$222,504
Operating income	$7,997	12.0%	$12,323	18.1%	$45,450	19.9%	$50,808	22.8%
Depreciation and amortization	8,851		6,318		25,670		18,078
Non-cash lease expense	955		994		2,866		2,981
Adjusted EBITDAre	$17,803	26.7%	$19,635	28.8%	$73,986	32.4%	$71,867	32.3%

Performance metrics:
Occupancy	64.2%		61.0%		73.0%		66.0%
ADR	$230.01		$223.10		$250.64		$243.86
RevPAR	$147.75		$136.09		$182.92		$160.98
OtherPAR	$274.54		$295.67		$303.74		$311.70
Total RevPAR	$422.29		$431.76		$486.66		$472.68

(1)	Same-store Hospitality includes the JW Marriott Hill Country for all periods presented and excludes the JW Marriott Desert Ridge, which was acquired June 10, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

(In thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2025		2024		2025		2024
	$	Margin	$	Margin	$	Margin	$	Margin
Gaylord Texan:
Revenue	$74,082		$73,096		$242,953		$241,895
Operating income	$16,480	22.2%	$18,697	25.6%	$69,177	28.5%	$71,043	29.4%
Depreciation and amortization	6,221		5,720		18,307		17,355
Adjusted EBITDAre	$22,701	30.6%	$24,417	33.4%	$87,484	36.0%	$88,398	36.5%

Performance metrics:
Occupancy	67.0%		71.8%		70.7%		74.6%
ADR	$248.99		$247.51		$253.19		$246.78
RevPAR	$166.86		$177.82		$178.91		$184.16
OtherPAR	$277.04		$260.17		$311.68		$302.52
Total RevPAR	$443.90		$437.99		$490.59		$486.68

Gaylord National:
Revenue	$78,098		$69,751		$242,340		$226,394
Operating income	$11,340	14.5%	$8,493	12.2%	$36,632	15.1%	$36,037	15.9%
Depreciation and amortization	8,466		8,451		25,398		25,257
Interest income on Gaylord National bonds	1,025		1,113		3,252		3,503
Other gains and (losses), net	3,299		3,203		3,299		3,203
Adjusted EBITDAre	$24,130	30.9%	$21,260	30.5%	$68,581	28.3%	$68,000	30.0%

Performance metrics:
Occupancy	65.7%		63.5%		68.6%		66.3%
ADR	$241.65		$240.73		$251.56		$247.47
RevPAR	$158.79		$152.98		$172.58		$163.98
OtherPAR	$266.51		$226.86		$272.16		$249.98
Total RevPAR	$425.30		$379.84		$444.74		$413.96

Gaylord Rockies:
Revenue	$77,951		$72,658		$230,621		$213,316
Operating income	$17,156	22.0%	$16,045	22.1%	$53,777	23.3%	$49,478	23.2%
Depreciation and amortization	14,913		14,475		44,662		42,454
Adjusted EBITDAre	$32,069	41.1%	$30,520	42.0%	$98,439	42.7%	$91,932	43.1%

Performance metrics:
Occupancy	83.6%		80.8%		78.7%		75.2%
ADR	$266.03		$259.76		$261.20		$253.23
RevPAR	$222.36		$209.86		$205.69		$190.54
OtherPAR	$342.13		$316.30		$357.11		$328.13
Total RevPAR	$564.49		$526.16		$562.80		$518.67

JW Marriott Hill Country:
Revenue	$51,615		$54,273		$173,464		$167,064
Operating income	$6,849	13.3%	$9,976	18.4%	$34,948	20.1%	$34,548	20.7%
Depreciation and amortization	7,937		7,573		23,687		22,441
Adjusted EBITDAre	$14,786	28.6%	$17,549	32.3%	$58,635	33.8%	$56,989	34.1%

Performance metrics:
Occupancy	66.7%		73.8%		70.1%		72.2%
ADR	$337.63		$327.27		$334.35		$321.73
RevPAR	$225.31		$241.68		$234.36		$232.14
OtherPAR	$334.61		$347.06		$399.77		$376.36
Total RevPAR	$559.92		$588.74		$634.13		$608.50

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Hospitality Segment Adjusted EBITDAre Reconciliation and Operating Metrics

Unaudited

(In thousands)

	Three Months Ended					Nine Months Ended
	September 30,					September 30,
	2025		2024			2025		2024
	$	Margin	$		Margin	$	Margin	$		Margin
JW Marriott Desert Ridge:
Revenue	$36,118			$–		$41,467			$–
Operating loss	$(3,676)	(10.2)%		$–	N/A %	$(6,259)	(15.1)%		$–	N/A %
Depreciation and amortization	8,394			–		10,337			–
Non-cash lease expense	239			–		297			–
Adjusted EBITDAre	$4,957	13.7%		$–	N/A %	$4,375	10.6%		$–	N/A %

Performance metrics:
Occupancy	57.9%			N/A %		54.4%			N/A %
ADR	$253.43		$	N/A		$250.08		$	N/A
RevPAR	$146.63		$	N/A		$136.07		$	N/A
OtherPAR	$266.62		$	N/A		$250.20		$	N/A
Total RevPAR	$413.25		$	N/A		$386.27		$	N/A

The AC Hotel at National Harbor:
Revenue	$2,880			$2,686		$9,140			$9,615
Operating income	$253	8.8%		$133	5.0%	$1,124	12.3%		$1,864	19.4%
Depreciation and amortization	224			235		669			703
Adjusted EBITDAre	$477	16.6%		$368	13.7%	$1,793	19.6%		$2,567	26.7%

Performance metrics:
Occupancy	61.7%			54.9%		58.8%			59.6%
ADR	$233.22			$234.78		$258.12			$263.77
RevPAR	$143.95			$129.01		$151.75			$157.11
OtherPAR	$19.07			$23.04		$22.62			$25.65
Total RevPAR	$163.02			$152.05		$174.37			$182.76

The Inn at Opryland: (1)
Revenue	$3,302			$3,678		$9,853			$9,966
Operating income (loss)	$(4)	(0.1)%		$492	13.4%	$33	0.3%		$984	9.9%
Depreciation and amortization	591			513		1,735			1,448
Adjusted EBITDAre	$587	17.8%		$1,005	27.3%	$1,768	17.9%		$2,432	24.4%

Performance metrics:
Occupancy	53.6%			58.7%		51.9%			54.0%
ADR	$161.88			$174.34		$171.75			$173.35
RevPAR	$86.81			$102.30		$89.12			$93.57
OtherPAR	$31.61			$29.72		$29.98			$26.49
Total RevPAR	$118.42			$132.02		$119.10			$120.06

(1)	Includes other hospitality revenue and expense.

Ryman Hospitality Properties, Inc. and Subsidiaries

Supplemental Financial Results

Earnings Per Share, FFO Per Share and Adjusted FFO Per Share Calculations

Unaudited

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Earnings per share:

Numerator:
Net income available to common stockholders	$34,886	$59,011	$169,600	$202,872
Net income attributable to noncontrolling interest in OEG	987	997	3,792	3,688
Net income available to common stockholders - if-converted method	$35,873	$60,008	$173,392	$206,560

Denominator:
Weighted average shares outstanding - basic	63,000	59,900	61,435	59,845
Effect of dilutive stock-based compensation	166	223	184	287
Effect of dilutive put rights (1)	4,169	3,778	3,844	3,403
Weighted average shares outstanding - diluted	67,335	63,901	65,463	63,535

Basic income per share available to common stockholders	$0.55	$0.99	$2.76	$3.39
Diluted income per share available to common stockholders (1)	$0.53	$0.94	$2.65	$3.25

FFO per share/unit:

Numerator:
FFO available to common stockholders and unit holders	$105,138	$116,205	$365,185	$372,325
Net income attributable to noncontrolling interest in OEG	987	997	3,792	3,688
FFO adjustments for noncontrolling interest in OEG	2,574	2,201	7,808	6,553
FFO available to common stockholders and unit holders - if-converted method	$108,699	$119,403	$376,785	$382,566

Denominator:
Weighted average shares and OP units outstanding - basic	63,395	60,295	61,830	60,240
Effect of dilutive stock-based compensation	166	223	184	287
Effect of dilutive put rights (1)	4,169	3,778	3,844	3,403
Weighted average shares and OP units outstanding - diluted	67,730	64,296	65,858	63,930

FFO available to common stockholders and unit holders per basic share/unit	$1.66	$1.93	$5.91	$6.18
FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.60	$1.86	$5.72	$5.98

Adjusted FFO per share/unit:

Numerator:
Adjusted FFO available to common stockholders and unit holders	$106,352	$120,235	$385,020	$396,361
Net income attributable to noncontrolling interest in OEG	987	997	3,792	3,688
FFO adjustments for noncontrolling interest in OEG	2,574	2,201	7,808	6,553
Adjusted FFO adjustments for noncontrolling interest in OEG	661	902	2,679	2,020
Adjusted FFO available to common stockholders and unit holders - if-converted method	$110,574	$124,335	$399,299	$408,622

Denominator:
Weighted average shares and OP units outstanding - basic	63,395	60,295	61,830	60,240
Effect of dilutive stock-based compensation	166	223	184	287
Effect of dilutive put rights (1)	4,169	3,778	3,844	3,403
Weighted average shares and OP units outstanding - diluted	67,730	64,296	65,858	63,930

Adjusted FFO available to common stockholders and unit holders per basic share/unit	$1.68	$1.99	$6.23	$6.58
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.63	$1.93	$6.06	$6.39

(1)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2025(1)
	Low	High	Midpoint
Consolidated:
Net income	$227,000	$235,500	$231,250
Provision for income taxes	9,000	9,250	9,125
Interest expense, net	224,250	230,000	227,125
Depreciation and amortization	283,625	294,000	288,813
(Gain) loss on sale of assets	1,250	1,500	1,375
EBITDAre	$745,125	$770,250	$757,688
Non-cash lease expense	3,000	4,750	3,875
Preopening costs	1,000	1,500	1,250
Equity-based compensation expense	14,875	15,750	15,313
Pension settlement charge	1,250	1,500	1,375
Interest income on Gaylord National bonds	3,750	4,750	4,250
Loss on extinguishment of debt	3,000	3,250	3,125
Transaction costs of acquisitions	–	250	125
Adjusted EBITDAre	$772,000	$802,000	$787,000

Hospitality segment:
Operating income	$446,000	$458,000	$452,000
Depreciation and amortization	242,000	250,500	246,250
Non-cash lease expense	3,250	4,750	4,000
Interest income on Gaylord National bonds	3,750	4,750	4,250
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$698,000	$722,000	$710,000

Hospitality segment (same-store)(2)
Operating income	$446,000	$456,000	$451,000
Depreciation and amortization	224,000	231,000	227,500
Non-cash lease expense	3,250	4,250	3,750
Interest income on Gaylord National bonds	3,750	4,750	4,250
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$680,000	$700,000	$690,000

JW Marriott Desert Ridge
Operating income	$–	$2,000	$1,000
Depreciation and amortization	18,000	19,500	18,750
Non-cash lease expense	–	500	250
Adjusted EBITDAre	$18,000	$22,000	$20,000

Entertainment segment:
Operating income	$64,250	$65,250	$64,750
Depreciation and amortization	39,500	41,000	40,250
Non-cash lease expense (revenue)	(250)	–	(125)
Preopening costs	1,000	1,500	1,250
Equity-based compensation	4,500	4,750	4,625
Other gains and (losses), net	1,000	1,500	1,250
Adjusted EBITDAre	$110,000	$114,000	$112,000

Corporate and Other segment:
Operating loss	$(48,000)	$(47,500)	$(47,750)
Depreciation and amortization	2,125	2,500	2,313
Equity-based compensation	10,375	11,000	10,688
Pension settlement charge	1,250	1,500	1,375
Other gains and (losses), net	(1,750)	(1,500)	(1,625)
Adjusted EBITDAre	$(36,000)	$(34,000)	$(35,000)

(1)	Includes the JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Same-store Hospitality includes the JW Marriott Hill Country and excludes the JW Marriott Desert Ridge, which was acquired June 10, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	Guidance Range
	For Full Year 2025(1)
	Low	High	Midpoint
Consolidated:
Net income available to common stockholders	$218,000	$227,500	$222,750
Noncontrolling interest in OP units	1,000	2,000	1,500
Net income available to common stockholders and unit holders	$219,000	$229,500	$224,250
Depreciation and amortization	283,625	294,000	288,813
Adjustments for noncontrolling interest	(12,500)	(11,500)	(12,000)
FFO available to common stockholders and unit holders	$490,125	$512,000	$501,063
Right-of-use asset amortization	–	500	250
(Gain) loss on sale of assets	1,250	1,500	1,375
Non-cash lease expense	3,000	4,750	3,875
Pension settlement charge	1,250	1,500	1,375
Loss on extinguishment of debt	3,000	3,250	3,125
Adjustments for noncontrolling interest	(4,375)	(3,750)	(4,063)
Amortization of deferred financing costs	11,500	12,500	12,000
Amortization of debt discounts and premiums	1,500	2,250	1,875
Transaction costs of acquisitions	-	250	125
Deferred tax provision	2,250	3,250	2,750
Adjusted FFO available to common stockholders and unit holders	$509,500	$538,000	$523,750

Net income available to common stockholders per diluted share (2)	$3.41	$3.53	$3.47
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (2)	$8.00	$8.38	$8.19

Estimated weighted average shares outstanding - diluted (in millions) (2)	66.2	66.2	66.2
Estimated weighted average shares and OP units outstanding - diluted (in millions) (2)	66.6	66.6	66.6

(1)	Includes the JW Marriott Desert Ridge, except as otherwise noted. Amounts are calculated based on unrounded numbers.
(2)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option. Also includes the impact of approximately 3.0 million additional shares issued on May 21, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Earnings Per Share and Adjusted FFO Per Share

Unaudited

(dollars in thousands, except per share data)

	Guidance Range
	For Full Year 2025
	Low	High	Midpoint
Earnings per share:
Numerator:
Net income available to common stockholders	$218,000	$227,500	$222,750
Net income attributable to noncontrolling interest in OEG	8,000	6,000	7,000
Net income available to common stockholders - if-converted method	$226,000	$233,500	$229,750

Denominator:
Estimated weighted average shares outstanding - diluted (in millions) (1)	66.2	66.2	66.2

Diluted income per share available to common stockholders	$3.41	$3.53	$3.47

Adjusted FFO per share:
Numerator:
Adjusted FFO available to common stockholders and unit holders	$509,500	$538,000	$523,750
Net income attributable to noncontrolling interest in OEG	8,000	6,000	7,000
FFO adjustments for noncontrolling interest in OEG	11,000	10,000	10,500
Adjusted FFO Adjustments for noncontrolling interest in OEG	4,375	3,750	4,063
Adjusted FFO available to common stockholders and unit holders - if-converted method	$532,875	$557,750	$545,313

Denominator:
Estimated weighted average shares and OP units outstanding - diluted (in millions) (1)	66.6	66.6	66.6

Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$8.00	$8.38	$8.19

(1)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option. Also includes the impact of approximately 3.0 million additional shares issued on May 21, 2025.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“Adjusted EBITDAre”)

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2025
	Low	High	Midpoint
Consolidated:
Net income	$225,750	$236,750	$231,250
Provision for income taxes	9,000	10,500	9,750
Interest expense, net	226,000	235,000	230,500
Depreciation and amortization	280,625	300,000	290,313
EBITDAre	$741,375	$782,250	$761,813
Non-cash lease expense	3,000	4,250	3,625
Preopening costs	500	1,000	750
Equity-based compensation expense	14,875	16,500	15,688
Pension settlement charge	1,250	1,500	1,375
Interest income on Gaylord National bonds	3,750	4,750	4,250
Loss on extinguishment of debt	2,250	2,750	2,500
Adjusted EBITDAre	$767,000	$813,000	$790,000

Hospitality segment:
Operating income	$444,000	$460,000	$452,000
Depreciation and amortization	239,000	254,000	246,500
Non-cash lease expense	3,250	4,250	3,750
Interest income on Gaylord National bonds	3,750	4,750	4,250
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$693,000	$727,000	$710,000

Hospitality segment (same-store)
Operating income	$444,000	$458,000	$451,000
Depreciation and amortization	221,000	234,000	227,500
Non-cash lease expense	3,250	4,250	3,750
Interest income on Gaylord National bonds	3,750	4,750	4,250
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$675,000	$705,000	$690,000

JW Marriott Desert Ridge
Operating income	$–	$2,000	$1,000
Depreciation and amortization	18,000	20,000	19,000
Adjusted EBITDAre	$18,000	$22,000	$20,000

Entertainment segment:
Operating income	$65,750	$69,750	$67,750
Depreciation and amortization	39,500	43,500	41,500
Non-cash lease expense (revenue)	(250)	–	(125)
Preopening costs	500	1,000	750
Equity-based compensation	4,500	5,500	5,000
Other gains and (losses), net	–	250	125
Adjusted EBITDAre	$110,000	$120,000	$115,000

Corporate and Other segment:
Operating loss	$(48,000)	$(47,500)	$(47,750)
Depreciation and amortization	2,125	2,500	2,313
Equity-based compensation	10,375	11,000	10,688
Pension settlement charge	1,250	1,500	1,375
Other gains and (losses), net	(1,750)	(1,500)	(1,625)
Adjusted EBITDAre	$(36,000)	$(34,000)	$(35,000)

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Earnings Per Share and Adjusted FFO Per Share

Unaudited

(dollars in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2025
	Low	High	Midpoint
Consolidated:
Net income available to common stockholders	$216,750	$228,750	$222,750
Noncontrolling interest in OP units	1,000	2,000	1,500
Net income available to common stockholders and unit holders	$217,750	$230,750	$224,250
Depreciation and amortization	280,625	300,000	290,313
Adjustments for noncontrolling interest	(12,500)	(10,500)	(11,500)
FFO available to common stockholders and unit holders	$485,875	$520,250	$503,063
Right-of-use asset amortization	–	500	250
Non-cash lease expense	3,000	4,250	3,625
Pension settlement charge	1,250	1,500	1,375
Loss on extinguishment of debt	2,250	2,750	2,500
Adjustments for noncontrolling interest	(4,375)	(3,750)	(4,063)
Amortization of deferred financing costs	11,500	12,500	12,000
Amortization of debt discounts and premiums	1,500	2,500	2,000
Deferred tax provision	4,000	6,000	5,000
Adjusted FFO available to common stockholders and unit holders	$505,000	$546,500	$525,750

Net income available to common stockholders per diluted share (1)	$3.40	$3.55	$3.47
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$7.93	$8.49	$8.21

Estimated weighted average shares outstanding - diluted (in millions) (1)	66.2	66.2	66.2
Estimated weighted average shares and OP units outstanding - diluted (in millions) (1)	66.6	66.6	66.6

(1)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Funds From Operations (“FFO”) and Adjusted FFO

Unaudited

($ in thousands, except per share data)

	Prior Guidance Range
	For Full Year 2025
	Low	High	Midpoint
Earnings per share:
Numerator:
Net income available to common stockholders	$216,750	$228,750	$222,750
Net income attributable to noncontrolling interest in OEG	8,000	6,000	7,000
Net income available to common stockholders - if-converted method	$224,750	$234,750	$229,750

Denominator:
Estimated weighted average shares outstanding - diluted (in millions) (1)	66.2	66.2	66.2

Diluted income per share available to common stockholders	$3.40	$3.55	$3.47

Adjusted FFO per share:
Numerator:
Adjusted FFO available to common stockholders and unit holders	$505,000	$546,500	$525,750
Net income attributable to noncontrolling interest in OEG	8,000	6,000	7,000
FFO adjustments for noncontrolling interest in OEG	11,000	9,000	10,000
Adjusted FFO Adjustments for noncontrolling interest in OEG	4,375	3,750	4,063
Adjusted FFO available to common stockholders and unit holders - if-converted method	$528,375	$565,250	$546,813

Denominator:
Estimated weighted average shares and OP units outstanding - diluted (in millions) (1)	66.6	66.6	66.6

Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$7.93	$8.49	$8.21

(1)	Includes equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.